EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Graham Corporation (the “Company”) on Form 10-Q for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”)that:
1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William C. Johnson

William C. Johnson
President and Chief Executive Officer
Date: November 2, 2005

/s/ J. Ronald Hansen

J. Ronald Hansen
Vice President Finance and Administration,
Chief Financial Officer
Date: November 2, 2005
A signed original of this written statement required by Section 906 has been provided to Graham Corporation and will be retained by Graham Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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